Supplement dated February 10, 2006 to
Mosaic Tax-Free Trust Prospectus dated February 1, 2006

Pending shareholder approval and regulatory review, the Tax-Free Arizona and Missouri Funds will be merged into the Tax-Free National Fund effective on or about May 1, 2006. Therefore, if the merger is consummated as proposed, the Tax-Free Arizona and Missouri Funds will not be offered after April 30, 2006.

Supplement dated February 10, 2006 to
Mosaic Tax-Free Trust Statement of Additional Information dated February 1, 2006

(1) Pending shareholder approval and regulatory review, the Tax-Free Arizona and Missouri Funds will be merged into the Tax-Free National Fund effective on or about May 1, 2006. Therefore, if the merger is consummated as proposed, the Tax-Free Arizona and Missouri Funds will not be offered after April 30, 2006.

(2) The following sentence is added immediately following the first sentence of the first paragraph of Item 8 on page 10 to read as follows:

Notwithstanding the restrictions above, a temporary bank line of credit may be secured for a fund for the purpose of effecting unusual shareholder redemptions in excess of immediately available cash until proceeds of securities liquidations are received by the applicable fund.